Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Option Awards
In response to Item 402(x)(1) of Regulation
S-K,
the Company did not grant any new awards of stock options, stock appreciation rights, or similar option-like instruments during 2024. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false